SUPPLEMENT TO THE SPARTAN(registered trademark) FLORIDA MUNICIPAL
FUNDS JANUARY 25, 1999 PROSPECTUS

The following information replaces the first bullet under the "Principal Investment Strategies" section for Spartan Florida
Municipal Money Market Fund on page 3.

(small solid bullet) Investing normally in municipal money market securities, including a municipal money market fund managed by an affiliate of FMR.

The following information replaces the first paragraph under the "Principal Investment Strategies" section for Spartan Florida
Municipal Money Market Fund on page 8.

FMR normally invests the fund's assets in municipal money market securities, including a municipal money market fund managed by an affiliate of FMR.

The following information replaces the first paragraph under the "Description of Principal Security Types" section on page 9.

MONEY MARKET SECURITIES are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, municipal notes and municipal money market funds.

   The following information replaces the third paragraph under the heading "Principal Investment Strategies" for Spartan Florida
Municipal Money Market Fund on page 8.

   FMR may invest the fund's assets in municipal securities subject to the Florida intangible tax, but expects the fund to be exempt from the Florida intangible tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

   The following information replaces the third paragraph under the heading "Principal Investment Strategies" for Spartan Florida
Municipal Income Fund on page 9.

   FMR may invest the fund's assets in municipal securities subject to the Florida intangible tax, but expects the fund to be exempt from the Florida intangible tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

   The following information replaces similar information found under the heading "Tax Consequences" on page 24.

       TAXES ON DISTRIBUTIONS.    Each fund seeks to earn income and
pay dividends exempt from federal income tax, and also seeks exemption of fund shares from the Florida intangible tax.

   A portion of each fund's income, and the dividends you receive, may be subject to federal income taxes. Each fund's income may be subject to the federal alternative minimum tax. Each fund may also realize taxable income or gains on the sale of municipal bonds and may make taxable distributions.

SUPPLEMENT TO THE

SPARTAN(registered trademark) FLORIDA MUNICIPAL MONEY MARKET FUND

A FUND OF FIDELITY COURT STREET TRUST II

SPARTAN FLORIDA MUNICIPAL INCOME FUND

A FUND OF FIDELITY COURT STREET TRUST

JANUARY 25, 1999

STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES SPARTAN FLORIDA
MUNICIPAL MONEY MARKET FUND'S NON-FUNDAMENTAL LIMITATION (IV) IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOR SPARTAN
FLORIDA MUNICIPAL MONEY MARKET FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

For purposes of normally investing at least 65% of the fund's total assets in municipal securities exempt from Florida intangible tax, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES SPARTAN FLORIDA
MUNICIPAL INCOME FUND'S NON-FUNDAMENTAL LIMITATION (IV) IN THE
"INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOR SPARTAN
FLORIDA MUNICIPAL INCOME FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

For purposes of normally investing at least 65% of the fund's total assets in municipal securities exempt from Florida intangible tax, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

       SOURCES OF LIQUIDITY OR CREDIT SUPPORT.    Issuers may employ
various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "FLORIDA TAX MATTERS" IN THE "DISTRIBUTIONS AND TAXES" SECTION ON PAGE 21.

   The State of Florida currently imposes an "intangible tax" at the annual rate of two mills, or .20% on certain securities and other intangible personal property owned by Florida residents. (Effective January 1, 2000, the rate has been reduced to 1.5 mills or .15%). With respect to the first mill, or first .10%, of the intangible tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last mill, or last .10% (effective January 1, 2000 the last 0.5 mill or .005%), of the intangible tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000. Notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the U.S. government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) are exempt from this intangible tax. If on the last business day of any year at least 90% of the net assets of the fund consist of such exempt assets, then the fund's shares will be wholly exempt from the Florida intangible tax payable in the following year.

   In order to take advantage of the exemption from the intangible tax in any year, a fund must sell a sufficient amount of non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets on or before the last business day of the calendar year to meet this 90% test. Transaction costs involved in restructuring a fund in this fashion would likely reduce investment return and might exceed any increased investment return the fund achieved by investing in non-exempt assets during the year.

THE FOLLOWING INFORMATION REPLACES AND SUPPLEMENTS SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 24.

*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. Abigail Johnson, Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (38), Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II (1999), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended November 30, 1998, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from     Aggregate Compensation from  Total Compensation  from the
Advisory Board               Spartan FL Muni  Money MarketB  Spartan FL Muni  IncomeB     Fund Complex*,A

J. Gary Burkhead**           $ 0                             $ 0                          $ 0

Ralph F. Cox                 $ 174                           $ 155                        $ 223,500

Phyllis Burke Davis          $ 173                           $ 154                        $ 220,500

Robert M. Gates              $ 175                           $ 156                        $ 223,500

Edward C. Johnson 3d**       $ 0                             $ 0                          $ 0

Abigail P. Johnson**         $ 0                             $ 0                          $ 0

E. Bradley Jones             $ 174                           $ 155                        $ 222,000

Donald J. Kirk               $ 177                           $ 158                        $ 226,500

Peter S. Lynch**             $ 0                             $ 0                          $ 0

William O. McCoy             $ 175                           $ 156                        $ 223,500

Gerald C. McDonough          $ 215                           $ 191                        $ 273,500

Marvin L. Mann               $ 172                           $ 153                        $ 220,500

Robert C. Pozen**            $ 0                             $ 0                          $ 0

Thomas R. Williams           $ 175                           $ 156                        $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; William O. McCoy, $55,039; Marvin L. Mann, $55,039; and Thomas R. Williams, $63,433.

B Compensation figures include cash.

THE FOLLOWING INFORMATION REPLACES THE FIRST, EIGHTH, AND TENTH
PARAGRAPHS FOUND IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS"
SECTION ON PAGE 29.

Each fund has entered into a transfer agent agreement with Citibank, N.A., which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank, N.A. provides transfer agency, dividend disbursing, and shareholder services for each fund. Citibank, N.A. in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to Citibank, N.A.

In addition, Citibank, N.A. receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.

Each fund has also entered into a service agent agreement with Citibank, N.A. Under the terms of the agreements, Citibank, N.A. provides pricing and bookkeeping services for each fund. Citibank, N.A. in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank, N.A.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION IN THE
"DESCRIPTION OF THE TRUSTS" SECTION BEGINNING ON PAGE 29.

CUSTODIAN. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.